SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:
( )	Preliminary Proxy Statement	( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2)
(X)	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LORD ASSET MANAGEMENT TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
(X)	No fee required.
( )	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

( ) Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

LORD ASSET MANAGEMENT TRUST

440 S. LaSalle Street

Suite 3900

Chicago, IL 60605

800-811-0535

___________

Thomas White American Opportunities Fund

Thomas White International Fund

___________

Notice of Special Meeting of Shareholders

To be held on February 22, 2007

___________

To the Shareholders:

Notice is hereby given that Lord Asset Management Trust (the "Trust") will hold a special meeting of shareholders of the Thomas White American Opportunities Fund and Thomas White International Fund (the "Funds"), at the offices of Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605, on February 22, 2007 at 10:00 a.m., Central Time, as adjourned from time to time (the "Meeting"), for the purposes listed below:

I. To elect eight (8) nominees to the Trust's Board of Trustees; and

II. To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Board of Trustees of the Trust approved Proposal I and recommends that shareholders vote "FOR" each of the nominees.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on December 29, 2006 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Funds is entitled to one vote, with fractional votes for fractional shares. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Regardless of whether you plan to attend the Meeting in person, please vote your shares. If you have any questions regarding this proxy statement, please call 1-800-811-0535. PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

By Order of the Board of Trustees,

                                                                                                                        /s/ Douglas M. Jackman

Secretary

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE PROMPTLY.

LORD ASSET MANAGEMENT TRUST

440 S. LaSalle Street

Suite 3900

Chicago, IL 60605

800-811-0535

___________

Thomas White American Opportunities Fund

Thomas White International Fund

___________

PROXY STATEMENT

___________

Special Meeting of Shareholders

To be held on February 22, 2007

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Lord Asset Management Trust (the "Trust") for use at a Special Meeting of Shareholders of the Thomas White American Opportunities Fund and Thomas White International Fund (the "Funds"), at the offices of the Funds' investment adviser and administrator, Thomas White International, Ltd. ("TWI" or "Manager"), 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605, on February 22, 2007 at 10:00 a.m., Central Time, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Funds ("Shareholders") with respect to the proposals set forth in the accompanying notice. A proxy card accompanies this proxy statement. It is anticipated that this proxy statement and related proxy materials will first be mailed to shareholders on or about January 29, 2007.

PROPOSAL I

ELECTION OF TRUSTEES

The Trust proposes the election of the eight nominees named in the table below to comprise its Board. If elected, the terms of the eight nominees will begin effective February 22, 2007 or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained. Until that time, the current Board will continue its term. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she retires, resigns or is earlier removed. All of the current Trustees are standing for re-election.

The Board currently has five Trustees, three of whom are not considered to be "interested persons" of the Trust or TWI, as that term is defined in the Investment Company Act of 1940, as amended ("Investment Company Act") ("Independent Trustees"). The Board is seeking to expand in size and is currently proposing for election eight nominees, six of whom would be Independent Trustees.

The Trust's Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, recommended that the Board expand in size to eight Trustees, recognizing that the asset size of the Funds has grown considerably over the past few years. Additionally, the Nominating Committee recognized that one of the Trustees, Dr. John Venson, may no longer be considered to be an Independent Trustee because he recently accepted a position with TWI. The Board considered the long-term welfare of the Trust and determined that expanding the size of the Board and increasing the percentage of Independent Trustees would enhance the Board's supervisory capabilities over the Funds. The Nominating Committee, in consultation with legal counsel, Mr. White and Dr. Venson, then reviewed with the Board the requisite skills and background possessed by the new nominees. In particular, the Nominating Committee noted that the new nominees have extensive financial and business experience, including in various oversight and senior management positions. The Nominating Committee also noted that the addition of the new Trustees will help assure continuity of oversight of management operations and compliance by the Trust's Board. The Nominating Committee selected and recommended, and the Board approved, the nominees to stand for election.

The Trust proposes the election by its Shareholders of the eight nominees named in the tables below to comprise its Board. Messrs. Thomas S. White, Edward E. Mack and Nicholas G. Manos, Dr. John N. Venson and Ms. Elizabeth Montgomery currently serve as Trustees of the Funds. Messrs. James N. Bay, Jr., Thomas K. Kennedy, and Robert W. Thomas were each nominated to join the Board (subject to Shareholder approval) by the Trust's Nominating Committee and then by the Board, along with the nominees who are existing Trustees, at a meeting held on December 13, 2006.

The Board believes that the Trust will benefit from the diversity and experience of the nominees that will comprise the expanded Board. The nominees have had distinguished careers in the private sector and other areas and will bring a wide range of expertise to the Board. Six of the eight nominees, if elected, will be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on the Manager and to review advisory and similar agreements between the Trust and the Manager. They also constitute the members of the Board's Audit and Nominating Committees. (The other two nominees, Mr. White and Dr. Venson, are each treated as an interested person of the Trust as defined in the Investment Company Act because of their positions with TWI.)

The nominees for election as Trustees, their ages, a description of their principal occupations and, for the current Trustees, the number of years each has served as a Trustee are listed in the table below. A table indicating each nominee's ownership of shares is set forth in Exhibit A to this Proxy Statement.
Name, Address and Age	Position held with Funds	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee Nominees
Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 63	Trustee, Chairman and President	12 years	Chairman and President of Thomas White International, Ltd. (financial services) (since 1992).	2	None

John N. Venson* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 , Age: 59	Trustee	12 years	Vice President of Thomas White International Ltd. (financial services) (since 2006); Chief Operating Officer - Weil Foot and Ankle Institute (podiatry) (2004 - 2006); Associate Director - American Board of Podiatric Surgery (podiatry) (since 2000).	2	None

Independent Trustee Nominees
Edward E. Mack III c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 63	Trustee	12 years	Retired; Insurance Executive, HUB International Limited (Insurance) (1971-2006).	2	None

Nicholas G. Manos* c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 84	Trustee	12 years	Attorney - Sole Practitioner (since 2001).	2	None

Elizabeth Montgomery c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 63	Trustee	5 years	Retired; former President, Graham Group (management consulting).	2	None

James N. Bay, Jr. c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 56	Nominee	N/A	Corporate officer - Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	2 (if elected)	Director of Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).

Thomas M. Kennedy c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 60	Nominee	N/A	Executive Vice President and Chief Operating Officer - Merchandise Mart Properties Inc. (real estate marketing) (1979 - 2005); Consultant - Self (since 2005).	2 (if elected)	Building Owners and Managers Association of Chicago (trade association) (since 2001); 15 Lake Shore Drive (Co-op Board) (since 2001).

Robert W. Thomas c/o Thomas White International, Ltd. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 61	Nominee	N/A	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	2 (if elected)	None

+ The Trustees serve indefinitely until their death, resignation or removal.

* Mr. White and Dr. Venson may be deemed to be "interested persons" of the Trust, as that term is defined in the Investment Company Act, by virtue of their position with TWI. Mr. Manos is the father-in-law of Mr. White, and formerly was treated as being an "interested person" of the Trust even though he technically is not an "interested person" as defined in the Investment Company Act.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

The Board met four (4) times during its last full fiscal year ended October 31, 2006 and each Trustee attended at least 75% of the meetings of the Board held. The Board has established an Audit Committee and a Nominating Committee. The Board does not have a standing compensation committee.

The Audit Committee acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things, acting as a liaison between the Trust's independent registered public accounting firm and the Board, and overseeing the Trust's accounting and financial reporting policies and practices, the scope of the Trust's audit, the quality and objectivity of the Fund's financial statements, the Trust's accounting and financial reporting policies and practices, and its internal controls. A copy of the Audit Committee Charter is attached as Exhibit B.

While the Audit Committee has the duties and responsibilities set forth in its Audit Committee Charter and described above, the Audit Committee is not responsible for planning or conducting the Trust's audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nevertheless, the Audit Committee has unrestricted access to the Board, the independent auditors, and the executive and financial management of the Trust. In fulfilling its responsibilities under the Audit Committee Charter, it is recognized that the function of the Audit Committee is oversight, and the review of the financial statements by the Audit Committee is not the same scope or quality as the audit performed by the independent auditors.

The members of the Audit Committee include all of the Board's Independent Trustees, currently, Mr. Mack, Mr. Manos, and Ms. Montgomery. During the fiscal year ended October 31, 2006, the Audit Committee held 2 meetings and each member attended these meetings.

The Board has also established a Nominating Committee that acts pursuant to a written charter ("Nominating Committee Charter"). The purpose of the Nominating Committee is to evaluate the qualifications of candidates and make nominations for Independent Trustee membership on the Board. A copy of the Nominating Committee Charter is attached as Exhibit C, which qualifies in its entirety the following discussion.

The members of the Nominating Committee include all the Independent Trustees: Mr. Mack, Mr. Manos and Ms. Montgomery. There were no Nominating Committee meetings held during the fiscal year ended October 31, 2006.

In nominating candidates, the Nominating Committee considers the nominee's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. These factors may include (without limitation): (i) whether or not the person is an "interested person" as defined in the Investment Company Act and is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Manager, other service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; and (iv) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider nominees recommended by Shareholders if a vacancy occurs. A Shareholder submitting a proposed nominee must beneficially own more than 5% of a Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of election, and the nominating Shareholder must certify that each of the securities has been held for at least two years as of the date of nomination. In order to recommend a nominee, a Shareholder submission must satisfy the following requirements: (i) the nominee must satisfy all qualifications described above and provided in the Nominating Committee Charter and in the Trust's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity; (ii) the nominee may not be the nominating Shareholder or a member of the immediate family of the nominating Shareholder; (iii) neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by the nominating Shareholder; (iv) neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Shareholder; (v) the nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating Shareholder, or of an affiliate of the nominating Shareholder; (vi) the nominee may not control the nominating Shareholder (or, in the case of a holder or member that is a fund, the nominee may not be an interested person of such holder or member); and (vii) a Shareholder may not submit for consideration a nominee which has previously been considered by the Committee.

Shareholders who meet the submission requirements described above should send a letter to the Nominating Committee, care of the Secretary of the Trust at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605-1028. Each eligible Shareholder may not submit more than one nominee each calendar year. The submission must include (i) the Shareholder's contact information, (ii) the nominee's contact information and the number of applicable shares owned by the proposed nominee, (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for election of trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended, and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Trust's Board.

Shareholders can send other communications to the attention of the Board of Trustees of Lord Asset Management Trust, care of the Secretary, 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605-1028. The Trustees are not required to attend the Trust's Shareholder meetings, and no Trustees attended the last Shareholder meeting.

Board Compensation

Effective January 1, 2007, the Trust will pay each Independent Trustee of the Trust an annual fee of $8,000, which is an increase from the fiscal year ended October 31, 2006, during which the annual fee was $5,000. For the fiscal year ended October 31, 2006, the Trust paid the following compensation to the current Trustees of the Trust:

	Aggregate Compensation*	Pension or Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Thomas S. White, Jr.	$0	$0	$0	$0
Nicholas G. Manos	$0	$0	$0	$0
Edward E. Mack, III	$5,000	$0	$0	$5,000
Elizabeth Montgomery	$5,000	$0	$0	$5,000
John N. Venson**	$5,000	$0	$0	$5,000

* Three nominees - Messrs Bay, Kennedy, and Thomas - have not yet served as Trustees and accordingly have not been compensated as Trustees.

** Effective November 20, 2006, Dr. Venson may be deemed to be an "interested person" of the Trust by virtue of his position with TWI. As such, he is no longer compensated by the Trust.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Trust's financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP ("PWC"), an independent registered public accounting firm. In addition, PWC prepares the Fund's federal and state annual income tax. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining PWC's independence. The Audit Committee has selected PWC as the Trust's independent registered public accounting firm and such selection has been ratified by the Board. PWC has served as the Trust's independent registered public accounting firm since 1999. PWC has informed the Trust that it has no material direct or indirect financial interest in the Trust.

Representatives of PWC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.

The aggregate fees billed by PWC for professional services rendered to the Companies for the audit of the Trust's annual financial statements for the last two fiscal years ended October 31, 2006 and October 31, 2005 were $41,000 and $28,900, respectively. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.

There were no audit-related fees billed by PWC for services rendered to the Trust that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees during the Trust's last two fiscal years ended October 31, 2006 and October 31, 2005.

Tax Fees.

The aggregate tax fees billed by PWC for services rendered to the Trust for each of the last two fiscal years ended October 31, 2006 and October 31, 2005 were $8,500 and $7,000, respectively. Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

All Other Fees.

For the Trust's two most recent fiscal years, there were no fees billed by PWC for other services provided to the Trust.

Aggregate Non-Audit Fees.

There were no aggregate non-audit fees billed by PWC for services rendered to the Trust for the last two fiscal years ended October 31, 2006 and October 31, 2005. The Audit Committee was not required to consider whether the provision of non-audit services rendered to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PWC's independence.

With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no non-audit fees that were approved by the Audit Committee pursuant to the de minimis exception for the Trust's two most recent fiscal years on behalf of (i) the Trust's service providers that relate directly to the operations and financial reporting of the Trust, or (ii) the Trust itself. There were no non-audit fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from Section 3(f) of the Audit Committee Charter stating that the Audit Committee has the duty and responsibility:

to review and approve in advance all audit and non-audit services (as permitted by Section 10A of the Securities Exchange Act of 1934, as amended) provided to the Trust by the independent auditors and review and approve the fees and other terms of any such engagements except for certain de minimis exceptions;1

___________________

1 The de minimis exceptions cover non-audit services that: (i) constitute, in the aggregate, less than 5% of the total revenues paid by the Trust to its independent auditors for all services; (ii) were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) are promptly brought to the Audit Committee's attention and approved by the Audit Committee prior to the completion of the audits.

Executive officers

The name, principal occupation during the past five years and other information with respect to each of the officers of the Trust are as follows:
Name, Address and Age	Position held with Funds	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years

Officers of the Trust
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 63	Trustee, President	12 years	Chairman and President of Thomas White International, Ltd. (since June 1992).

Douglas M. Jackman, CFA 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 40	Vice President and Secretary	10 years	Analyst and Executive Vice President of Thomas White International, Ltd. (since May 1995).

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 34	Treasurer	6 years	Treasurer of the Thomas White Funds (since 2000); Assistant Treasurer of the Thomas White Funds (1998-2000).
+ The President, Treasurer and Secretary of the Trust each hold office until his or her successor is duly elected and qualified; all other officers hold office at the pleasure of the Trustees.

Shareholder Reports

Shareholders can find important information about the Trust and the Funds in the Trust's annual report dated October 31, 2006 and semi-annual report dated April 30, 2006, each of which has been mailed previously to Shareholders. If you have not received these reports or would like to receive additional copies, please contact the Trust by writing to the above address, or by calling the telephone number above. Copies of the reports will be provided free of charge.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

Proxy Solicitation. The Trust is soliciting proxies by U.S. mail. Employees of TWI may make additional solicitations by telephone to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Shareholder Voting. Shareholders of record at the close of business on December 29, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each Shareholder is entitled to one vote, with an appropriate fraction of a vote for a fraction of a share. As of the Record Date, there were issued and outstanding 1,609,423 shares of the Thomas White American Opportunities Fund and 8,434,812 shares of the Thomas White International Fund, representing an equal number of votes. The persons owning of record or beneficially 5% or more of the outstanding shares of the Funds as of the Record Date, as well as the ownership of the Funds' shares by the Trust's Trustees and officers, are set forth in Appendix D.

The presence in person or by proxy of the holders of one-third of the outstanding shares of the Trust is required to constitute a quorum at the Meeting. Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A Shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

In addition to voting in person at the Meeting, Shareholders also may sign and mail the proxy card received with the proxy statement. Timely, properly executed proxies will be voted as instructed by Shareholders. A Shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust prior to the Meeting; by submitting a properly-executed proxy bearing a later date, but prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Required Vote. A nominee will be elected as a Trustee if a plurality of the votes cast are cast in favor of the proposed nominee, provided that a quorum is present. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal I, for which the required vote is a plurality of the votes cast.

Shareholder Proposals. The Trust does not hold regular Shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting should send their written proposals to the principal executive offices of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

/s/ Douglas M. Jackman

Secretary

January 24, 2007

APPENDIX A

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Thomas S. White, Jr.	Thomas White International Fund - Over $100,000 Thomas White American Opportunities Fund - Over $100,000	Over $100,000

John N. Venson	None	None

Independent Trustees/Nominees
James N. Bay, Jr.	None	None

Thomas M. Kennedy	None	None

Edward E. Mack III	Thomas White International Fund - Over $100,000	Over $100,000

Nicholas G. Manos	Thomas White International Fund - Over $100,000 Thomas White American Opportunities Fund - Over $100,000	Over $100,000
Elizabeth Montgomery	None	None

Robert W. Thomas	Thomas White American Opportunities Fund - $10,001 - $50,000 Thomas White International Fund - $10,001 - $50,000	$50,001 - $100,000

APPENDIX B

LORD ASSET MANAGEMENT TRUST

AUDIT COMMITTEE CHARTER

The provisions of this charter apply to the Lord Asset Management Trust (the "Trust").

                1. The Audit Committee of the Trust shall be composed of the members of the Board of Trustees of the Trust (the "Board") who are

                 "independent" of the Trust and who also are not "interested persons" of the Trust for regulatory purposes.

                2. The purposes of the Audit Committee are:

(a) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

(c) to act as a liaison between the Trust's independent auditors and the full Board.

The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Trust's management is responsible for preparing the financial statements and maintaining appropriate systems for accounting and internal controls. The independent auditors are responsible for planning and carrying out a proper audit and ultimately are accountable to the Audit Committee. The function of the Audit Committee is oversight, and the review of the financial statements by the Audit Committee is not of the same scope or quality as the audit performed by the independent auditors. To this end, the Audit Committee shall have unrestricted access to the Board, the independent auditors, and the executive and financial management of the Trust.

3. To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a) to recommend to the full Board the selection, retention, compensation and/or termination of the independent auditors and, in connection therewith, to evaluate the independence of the independent auditors, including whether the independent auditors provide any services to the Trust's service providers and to receive and evaluate the independent auditors' specific representations as to their independence;

(b) to meet at least annually with the Trust's independent auditors, including private meetings (i) to discuss the planning and staffing of the audit, which may include rotation of the lead audit partner; (ii) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits; (iii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iv) to review the annual financial statements of the Trust and significant accounting policies underlying the statements and their presentation to the public in the Annual Reports, Form N-SARs and other documents; (v) to consider the independent auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and the responses of Trust management thereto; and (vi) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

(c) to review with the independent auditors (i) all critical accounting policies and practices to be used by the Trust; (ii) all alternative treatments of financial information within generally accepted accounting principles that the independent auditors discussed with management; and (iii) other material written communications between the independent auditors and management;

(d) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;

(e) to ensure that the independent auditors submit periodically to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Trust; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors; and to recommend that the Board take appropriate action in response to the independent auditors' reports to satisfy itself of each auditor's independence;

(f) to review and approve in advance all audit and non-audit services (as permitted by Section 10A of the Securities Exchange Act of 1934, as amended) provided to the Trust by the independent auditors and review and approve the fees and other terms of any such engagements except for certain de minimis exceptions;2

                    (g) to investigate improprieties or suspected improprieties in Trust operations;

(h) to resolve any disagreements between management and the independent auditors regarding financial reporting;

(i) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(j) to engage legal counsel and any other adviser as it deems necessary to fulfill any of its duties, and the Trust shall provide appropriate funding as determined by the Audit Committee for payment of compensation to such counsel or other adviser employed by the Audit Committee; and

(k) to determine whether any member of the Audit Committee is and/or should be disclosed as a "financial expert" as that term is defined in accordance with the rules and regulations of the Securities and Exchange Commission.

4. The Audit Committee may appoint an Audit Committee member or create a Sub-Committee to perform certain duties of the Audit Committee. The entire Audit Committee will retain responsibility for findings and recommendations made by any Sub-Committee.

5. The independent auditors shall report directly to the Audit Committee.

6. The Audit Committee shall meet regularly, and shall call special meetings when necessary.

7. The Audit Committee shall meet with the Treasurer of the Trust and service providers when necessary, including internal auditors, if any, from the service providers.

8. No Audit Committee member shall accept any consulting or other fee from the Trust, other than in his/her capacity as a member of the Audit Committee, the Board, or any other committee of the Board.

9. The Audit Committee periodically shall review this Charter and recommend any changes to the Board.

__________________________

2 The de minimis exceptions cover non-audit services that: (i) constitute, in the aggregate, less than 5% of the total revenues paid by the Trust to its independent auditors for all services; (ii) were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) are promptly brought to the Audit Committee's attention and approved by the Audit Committee prior to the completion of the audits.

The foregoing Charter was reviewed and approved by the Board of Trustees of Lord Asset Management Trust at a meeting held on Dec. 16, 2002.

APPENDIX C

LORD ASSET MANAGEMENT TRUST

NOMINATING COMMITTEE CHARTER

(As adopted June 1, 2004)

A. Committee Membership

1. The Nominating Committee ("Committee") of Lord Asset Management Trust ("Trust") shall be composed solely of Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment adviser of the Trust may suggest Independent Trustee candidates for service on the Board, and may provide administrative assistance in the selection and nomination process.

B. Board Nominations and Functions

1. In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Trust's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3. In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Trust to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Trust's organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Trust's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.3

_____________________

3 Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

(iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Trust's Secretary, who will provide all submissions meeting the requirements stated herein to the Committee. The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year end. This submission to the Trust must include:

(i) the shareholder's contact information;

(ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Committee and the Trust's Board.

It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C. Committee Nominations

1. The Committee shall make nominations for membership on all committees and shall review board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D. Other Powers and Responsibilities

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Trust assets third party consultants to assist with identification and evaluation of potential Independent Trustees.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT TRUSTEES

Primary Responsibilities

The Independent Trustee's primary responsibility is management oversight of the Trust on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

Personal Attributes

    Public or private sector stature sufficient to instill confidence.
    High personal and professional integrity.
    Good business sense.
    Able to commit the necessary time to prepare for and attend meetings.
    Not financially dependent on trustee retainer and meeting fees.

Skills, Experience and Qualifications for decision making

    General understanding of financial issues, investing, financial markets and technology.
    General understanding of balance sheets and operating statements.
    First-hand knowledge of investing.
    Experience in working in highly regulated and complex legal framework.
    Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.
    Ability to be critical, but not confrontational.
    Demonstrated ability to contribute to Board and committee process.
    Ability to consider diverse issues and make timely, well-informed decisions.
    Familiarity with the securities industry.
    Qualification as an "Audit Committee Financial Expert" (desired but not required).

APPENDIX D

As of the Record Date, the Shareholders who owned, beneficially or of the record, 5% or more of the outstanding shares of any Fund are listed below:

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund
Thomas White International Fund	John Wm. Galbraith* P.O. Box 105870 Atlanta. GA 30348	3,131,303	37%
	Charles Schwab and Co. 101 Montgomery St. San Francisco, CA 94104	1,545,838	18%
	National Financial Services Corp. 200 Liberty St 5th floor New York, NY 10281	1,063,367	12%
	National Investor Services 55 Water St 32nd floor New York, NY 10041	438,255	5%

Thomas White American Opportunities Fund	John Wm. Galbraith* P.O. Box 105870 Atlanta. GA 30348	853,440	53%
	University of Dubuque 2000 University Ave Dubuque, IA 52001	211,186	13%
	Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605	104,003	6.9%
	Catherine Manos Trust 342 Gatesby Rd Riverside, IL 60546	87,199	5%

* On the basis of his share ownership, Mr. Galbraith may be able to control the outcome of any matter submitted for Shareholder consideration at the Meeting.

Below is the share ownership of the Trust's Trustees/nominees and officers:
Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund
Thomas White International Fund	James N. Bay, Jr.	0	0
	Thomas M. Kennedy	0	0
	Edward E. Mack III	18,549	0.2%
	Nicholas G. Manos	138,468	1.6%
	Elizabeth Montgomery	0	0
	Robert W. Thomas	0	0
	John N. Venson	0	0
	Thomas S. White, Jr.	75,857	0.9%
	Douglas M. Jackman	8,201	0.1%
	David M. Sullivan II	2764	0.03%

Thomas White American Opportunities Fund	James N. Bay, Jr.	0	0
	Thomas M. Kennedy	0	0
	Edward E. Mack III	0	0
	Nicholas G. Manos	87,199	5.0%
	Elizabeth Montgomery	0	0
	Robert W. Thomas	0	0
	John N. Venson	0	0
	Thomas S. White, Jr.	104,003	6.9%
	Douglas M. Jackman	11,545	0.7%
	David M. Sullivan II	4687	0.03%

As a group, the Trustees and officers of the Trust own 12.8% of the shares of the Thomas White American Opportunities Fund, 2.8% of the shares of the Thomas White International Fund, and 4.4% of the shares of the Funds combined.

LORD ASSET MANAGEMENT TRUST

440 S. LaSalle Street

Suite 3900

Chicago, IL 60605

800-811-0535

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

February 22, 2007

Thomas White American Opportunities Fund

Thomas White International Fund

PROXY

The undersigned hereby appoints Douglas M. Jackman and David M. Sullivan II, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Thomas White American Opportunities Fund and Thomas White International Fund (the "Funds"), each a series of Lord Asset Management Trust (the "Trust"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central Time, on February 22, 2007, at the offices of Thomas White International Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, IL 60605, as adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

PROPOSAL I: To elect eight (8) nominees to the Trust's Board of Trustees, as follows: Messrs. James Bay, Thomas Kennedy, Edward Mack, Nicolas Manos, Robert Thomas and Thomas White; Dr. John Venson; and Ms. Elizabeth Montgomery.

[ ] FOR all nominees	[ ] AGAINST all nominees	[ ] FOR all nominees except nominees whose name(s) is/are written in the space below

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

___________________________                                                                                         ___________________________

Signature                                                                                                                                        Signature (if held jointly)

___________________________                                                                                         ___________________________

Title (If applicable)                                                                                                                       Title (If applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.